UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: January 20, 2005
(Date of earliest event reported)

The Student Loan Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11616	16-1427135
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

750 Washington Boulevard
Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

(203) 975-6237
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.       Entry into a Material Definitive Agreement

At its Board of Directors meeting held on January 20, 2005, the Board determined that, beginning in 2005, Directors who are not employees of the Company or affiliated companies will receive an annual fee of $60,000 for service on the Board; an additional annual fee of $15,000 for service on the Compensation Committee; and an additional annual fee of $20,000 for service on the Audit Committee. Furthermore, an additional annual fee of $25,000 shall be paid to the Chairman of the Audit Committee for services performed and an additional annual fee of $10,000 to the Chairman of the Compensation Committee for services performed. The designated "audit committee financial expert" shall receive an additional annual fee of $10,000 for services performed. Directors who are employees of the Company or affiliated companies do not receive any fees or additional compensation for services as members of the Board or any committee. All Directors are reimbursed for travel and other related expenses.

As of January 20, 2005, the Omnibus Credit Agreement between the Company and Citibank, N.A. ("CBNA") (as successor to Citibank (New York State)) was amended, by the execution of Amendment No. 3 thereto, to increase the maximum aggregate amount of credit available to the Company from $25 billion to $30 billion. CBNA, a subsidiary of Citigroup Inc., is the largest shareholder in the Company with an 80% interest. A copy of such Amendment No. 3 is being filed as Exhibit 10.4.3 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 5.02.      Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On January 20, 2005, David Young retired as a Director of the Company effective as of January 20, 2005.

A press release announcing, among other things, the resignation of Mr. Young was issued on January 24, 2005, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

(d) On January 20, 2005, John W. Watkins was appointed as a Director of the Company, effective as of January 20, 2005.

A press release announcing, among other things, the appointment of Mr. Watkins was issued on January 24, 2005, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

ITEM 8.01.      Other Events

On January 20, 2005, Carl E. Levinson was appointed as Chairman of the Board of Directors of the Company effective as of January 20, 2005, replacing Bill Beckman, who will continue to serve as a Director of the Company.

A press release announcing, among other things, the appointment of Mr. Levinson as Chairman was issued on January 24, 2005, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

At its Board of Directors meeting, held on January 20, 2005, the Board declared an increase in the quarterly dividend on the Company's common stock to $1.08 per share, an $0.18 (or 20%) per share increase. The dividend will be paid on March 1, 2005 to shareholders of record on February 15, 2005.

A press release announcing, among other things, the declaration of dividends was issued on January 24, 2005, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

ITEM 9.01      Financial Statements and Other Exhibits

Exhibit Number	Description

10.4.3	Amendment No. 3, dated as of January 20, 2005, to the Omnibus Credit Agreement between The Student Loan Corporation and Citibank, N.A. (as successor to Citibank (New York State)).

99.1	Press Release, dated January 24, 2005, issued by The Student Loan Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION

Date: January 24, 2005

By: /s/ Daniel P. McHugh
Name: Daniel P. McHugh
Title: Principal Financial and Accounting
Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.4.3	Amendment No. 3, dated January 20, 2005, to the Omnibus Credit Agreement, between The Student Loan Corporation and Citibank, N.A. (as successor to Citibank
(New York State)).

99.1	Press Release, dated January 24, 2005, issued by The Student Loan Corporation.